UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2004


                             ASA INTERNATIONAL LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   O-14741                     02-0398205
          --------                   -------                     ----------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

10 Speen Street, Framingham, Massachusetts                          01701
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:            (508) 626-2727
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Item 5.  Other Events.

            On April 16, 2004, ASA International Ltd. ("ASA") issued a press release announcing that ASA's Board of Directors has unanimously approved a reverse 1-for-600 split of ASA's common stock to be followed immediately by a forward 600-for-1 split. If the transaction is approved by ASA's stockholders and implemented, ASA expects to have fewer than 300 stockholders of record, which would enable ASA to voluntarily terminate the registration of its common stock under the Securities Exchange Act of 1934 and go private. The press release is furnished as Exhibit No. 99.1 to this Form 8-K.

Item 7.  Financial Statement and Exhibits.

         (c) Exhibits:

           99.1 Press Release dated April 16, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASA INTERNATIONAL LTD.
                                        (Registrant)

Date:  April 16, 2004                By: /s/ Terrence C. McCarthy
                                         -----------------------------
                                         Terrence C. McCarthy
                                         Vice President, Secretary and Treasurer




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                                INDEX TO EXHIBITS

Exhibit No.       Description
-------------     --------------

99.1              Press Release dated April 16, 2004